Exhibit 10.13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT #6

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment # 6 effective as of the last date on the signature page hereof (“Amendment Effective Date”), by and between CIMA LABS INC., a Delaware corporation (“CIMA”), and Azur Pharma Limited, an Irish limited company (“AZUR”), as assignee of Azur Pharma International III Limited, a Bermuda corporation, amends and supplements that certain Amended and Restated Development, License and Supply Agreement between CIMA and AZUR dated August 22, 2005, as amended by that Amendment #1 to Amended And Restated Development, License and Supply Agreement effective October 19, 2005, Amendment #2 to Amended and Restated Development, License and Supply Agreement effective April 10, 2007, Amendment #3 to Amended and Restated Development, License and Supply Agreement effective as of January 1, 2008, Amendment #4 to Amended and Restated Development, License and Supply Agreement effective as of April 15, 2008, and Amendment #5 to Amended and Restated Development, License and Supply Agreement effective as of September 9, 2008 (collectively, the “Agreement”).

WHEREAS, AZUR requested that CIMA conduct early stage work to determine the feasibility of 25 mg, 100 mg, 200 mg and 300 mg of API in hard shell capsules and CIMA is willing to conduct, or has conducted, such work, all in accordance with the terms hereof;

WHEREAS, AZUR has requested that CIMA evaluate the feasibility of using an external lubricant attachment during tablet compression of Fazaclo 100mg, 150mg and 200mg orally disintegrating tablets in an effort to improve sticking/picking of the commercial 100mg strength and to achieve potential prototypes of 150mg and 200mg strengths and CIMA is willing to conduct, or has conducted, such work; and

WHEREAS, the parties wish to provide for secondary pricing and packaging in connection with the launch of the Product in the European Union:

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Schedule B-6 attached to this Amendment #6 shall be added to the Agreement.

2.	If the parties wish to proceed beyond the activities set forth in Schedule B-6 to develop and commercialize API in hard shell capsules, they shall enter into an amendment to the Agreement setting forth the development plan and associated fees, as well as the related financial and other terms of marketing and selling the capsule product on an ongoing basis.

3.	Schedule B-7 attached to this Amendment #6 shall be added to the Agreement.

4.	Schedule B-8 attached to this Amendment #6 shall be added to the Agreement.

5.	Schedule B-9 attached to this Amendment #6 shall be added to the Agreement.

6.	Schedule F of the Agreement is hereby replaced by Schedule F attached to this Amendment #6.

7.	Unless otherwise set forth in this Amendment #6, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

8.	To the extent any of the activities covered by Schedules B-6, B-7, B-8 and B-9 have been completed, they shall be covered by the Agreement as amended by this Amendment #6.

9.	In the event of any conflict between this Amendment #6 and the Agreement, the terms of this Amendment #6 shall control.

10.	All other terms and conditions of the Agreement shall remain in full force and effect. Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in two originals by their duly authorized representatives.

CIMA LABS INC.		AZUR PHARMA LIMITED

BY:	/s/ Sarma Duddu	BY:	/s/ Fintan Keegan

NAME:	Sarma Duddu	NAME:	Fintan Keegan

TITLE:	General Manager and VP, Drug Delivery Technologies	TITLE:	SVP Technical Ops

DATE:	3/6/2009	DATE:	5-March-2009

Schedule B-6

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Anticipated Product Attributes:

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Development Activities, Costs and Timing

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

•	***

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Schedule B-7

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***

•	***

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

❖	***

❖	***

•	***

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Schedule B-8

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***

a.	***

b.	***

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•	***

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Schedule B-9

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***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amended and Restated Development, License and Supply Agreement

Schedule F

Costs of Goods

Pursuant to Sections 5.1, 5.3 and 5.6, Azur shall pay to CIMA for Product the amounts indicated on the following schedule in respect of CIMA’s manufacturing obligations hereunder.

TRADE and SAMPLES (cost per tablet)

Potency	Total Cost- Product for Sale by Azur in United States (1) (2)(4)	Total Cost- Product for sale by Azur in European Union (1) (2) (5)	Packaging
12.5 mg	***	***	• 100 count bottles
25 mg	***		• 100 count bottles • 6-count blister
25 mg	***		• 6-count blister packaged in 48-ct. carton; two banded together
25 mg (3)		***	• 6-count blister packaged in 30-ct carton; three banded together
100 mg	***		• 100 count bottles • 6-count blister
100 mg	***		• 6-count blister packaged in 48-ct. carton; two banded together
100 mg (3)		***	• 6-count blister packaged in 30-ct carton; three banded together
150 mg (3)	(6)	(6)	(6)
200 mg (3)	(6)	(6)	(6)

(1)	The cost per tablet does not include the cost of API. The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. Each batch will be packaged entirely in bottles or entirely in blisters as provided above.
(2)	Per tablet costs will be adjusted annually each January 1st, commencing on January 1, 2009, but increases shall not exceed the PPI (Pharmaceutical) increase for the prior year.
(3)	Subject to successful development and validation.
(4)	No variants for US product

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(5)	*** Purchase orders must be supplied within 120 days in advance to accommodate ordering packaging materials. ***.
(6)	To be mutually agreed upon by the parties, acting in good faith, if development and validation successful.

PLACEBOS (cost per tablet)

Placebo type	Total Cost (1)	Packaging
12.5 mg	***	100 count bottles
25 mg	***	100 count bottles or 6-count blisters
25 mg	***	6-count blister packaged in 48-ct. carton; two banded together (2)(3)
100 mg	***	100 count bottles or 6-count blisters
100 mg	***	6-count blister packaged in 48-ct. carton; two banded together (2)(3)
150 mg (2)	(4)	(4)
200 mg (2)	(4)	(4)

(1)	The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. If Alamo would like CIMA to validate dose splits of more than two per batch, the parties will mutually agree upon an appropriate increase in these prices. Each batch will be packaged entirely in bottles or entirely in blisters as provided above.
(2)	Subject to successful development and validation.
(3)	For sale in the United States.
(4)	To be mutually agreed upon by the parties, acting in good faith, if development and validation successful.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.